UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2015

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	20-2697511 (I.R.S. Employer Identification Number)

4 Parkway North, Suite 400 Deerfield, IL	001-32597	60015
(Address of principal executive office)	(Commission File No.)	(Zip Code)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On August 12, 2015, CF Industries Holdings, Inc. (the “Company”) issued a press release announcing it had agreed to enter into a strategic venture with CHS Inc. (“CHS”).  CHS will make an equity investment in CF Industries Nitrogen, LLC (“CF Nitrogen”), a wholly owned subsidiary of the Company, and also enter into a supply agreement with CF Nitrogen. The press release is attached hereto as Exhibit 99.1.

On August 12, 2015, representatives of CF Industries Holdings, Inc. will host a conference call to provide an overview of the transaction described above during which the presentation attached hereto as Exhibit 99.2 will be used.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated August 12, 2015

99.2	Presentation of CF Industries Holdings, Inc. dated August 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	August 12, 2015	CF INDUSTRIES HOLDINGS, INC.

		By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 12, 2015

99.2	Presentation of CF Industries Holdings, Inc. dated August 12, 2015